Interest income (expense), net and foreign exchange and other losses - Summary of Interest Income (Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Interest Income (Expense) And Other [Abstract]
Total interest income	$ 4,547	$ 1,324	$ 20
Interest on loans	0	0	(120)
Interest on lease liabilities	(545)	(422)	(225)
Other interest	(43)	(217)	(313)
Total interest expense	(588)	(639)	(658)
Total Interest income (expense), net	$ 3,959	$ 685	$ (638)